                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant    [X]             [_]     Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e) (2))

Filed by a Party of than the Registrant    [_]

Check the appropriate box:
[_]      Preliminary Proxy Statement
[X]      Definitive Proxy Statement
[_]      Definitive Additional Materials
[_]      Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14(a)-12


                               MapInfo Corporation
            ---------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

            ---------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if Other Than the Registrant)


Payment of Filing Fee (check the appropriate box):

[X]     No fee required

[_]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies:

        ------------------------------------------------------------

(2)     Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------

(4)     Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------

(5)     Total fee paid:

        ------------------------------------------------------------

[_]      Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                                [LOGO OF MAPINFO]
                                 One Global View
                                 Troy, NY 12180




Dear MapInfo Stockholder:

     You are cordially invited to the annual meeting of stockholders of MapInfo Corporation, which will be held at the Company's offices at One Global View, Troy, New York on Tuesday, March 7, 2000 at 2:00 p.m. We look forward to greeting as many of our stockholders as possible.

     Details of the business to be conducted at the annual meeting are provided in the attached Notice of Annual Meeting and Proxy Statement.

     Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. Therefore, we urge you to sign, date and promptly return the enclosed proxy in the enclosed postage paid envelope. Alternatively, you may vote your shares over the Internet or by telephone. Please refer to the enclosed proxy card for detailed instructions. If you decide to attend the annual meeting, you will of course have the opportunity to vote in person.

     Our best wishes for a happy new year!


Sincerely,




/s/ Michael D. Marvin                    /s/  John C. Cavalier
MICHAEL D. MARVIN                        JOHN C. CAVALIER
Chairman                                 President and Chief Executive Officer

                               MAPINFO CORPORATION
                                 One Global View
                              Troy, New York 12180

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      To Be Held On Tuesday, March 7, 2000

     The Annual Meeting of Stockholders of MapInfo Corporation, a Delaware corporation (the "Company"), will be held at the Company's offices at One Global View, Troy, New York on Tuesday, March 7, 2000 at 2:00 p.m., local time, to consider and act upon the following matters:

           1. To elect five directors to serve for the ensuing year.

           2. To approve an amendment to the Company's 1993 Stock Incentive Plan, as described herein.

           3. To approve an amendment to the Company's 1993 Employee Stock Purchase Plan, as described herein.

           4. To approve an amendment to the Company's 1993 Director Stock Option Plan, as described herein.

           5. To ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as the Company's independent accountants for the current fiscal year.

           6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on January 10, 2000 will be entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer books of the Company will remain open.

     All stockholders are cordially invited to attend the meeting.


                       By Order of the Board of Directors,



                                                           /s/  Miriam M. Netter
                                                           MIRIAM M. NETTER
                                                           Secretary

Troy, New York
January 25, 2000

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES. ALTERNATIVELY, PLEASE VOTE OVER THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

                               MAPINFO CORPORATION
                                 One Global View
                                 Troy, NY 12180

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of MapInfo Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, March 7, 2000 and at any adjournments of the Annual Meeting. All proxies will be voted in accordance with the stockholders' instructions, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting.

     At the close of business on January 10, 2000, the record date for the determination of stockholders entitled to vote at the Annual Meeting (the "Record Date"), there were outstanding and entitled to vote an aggregate of 8,723,341 shares of common stock, $0.002 par value per share, of the Company (the "Common Stock"). Stockholders are entitled to one vote per share.

     All share information contained in this proxy statement has been adjusted to reflect the three-for-two stock split in the form of a stock dividend effected by the Company on January 10, 2000.

     The Company's Annual Report to Stockholders and Form 10-K for fiscal 1999 were mailed to stockholders, along with these proxy materials, on or about January 25, 2000.


VOTES REQUIRED

     The holders of a majority of the number of shares of Common Stock issued, outstanding and entitled to vote at the Annual Meeting shall constitute a quorum at the Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.

     Director nominees must receive a plurality of the votes cast at the Annual Meeting, which means that a vote withheld from a particular nominee or nominees will not affect the outcome of the election. The approval of the amendments to the Company's 1993 Stock Incentive Plan, 1993 Employee Stock Purchase Plan and 1993 Director Stock Option Plan and the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the current fiscal year must be approved by a majority of the votes cast on the matter.

     Shares that abstain from voting as to a particular matter will not be counted as votes in favor of such matter, but will be counted as shares voting on such matter. Accordingly, an abstention from voting on a matter has the same effect as a vote against the matter. Shares held in street name by brokers or nominees who indicate on their proxy that they do not have discretionary authority to vote such shares as to a particular matter (a "broker non-vote") will not be counted as votes in favor of such matter and will also not be counted as shares voting on such matter. Accordingly, a broker non-vote on a matter that requires the affirmative vote of a certain percentage of the shares present and voting on the matter, such as the election of directors, the approval of the amendments to the 1993 Stock Incentive Plan, the 1993 Employee Stock Purchase Plan and the 1993 Director Stock Option Plan and the ratification of independent accountants, has no effect on the voting on such matter.

     Stockholders may vote by any one of the following means:

     o    by mail
     o    by telephone (toll-free)
     o    over the Internet
     o    in person at the meeting

     To vote by mail, sign, date and complete the enclosed proxy card and return it in the enclosed self-addressed stamped envelope. No postage is necessary if mailed in the United States. Instructions for voting by using a toll-free telephone number or over the Internet can be found on your proxy card. If you hold your shares through a bank, broker or other nominee, they will give you separate instructions on voting your shares.


BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth certain information, as of October 31, 1999, with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table set forth under the caption "Executive Compensation" below and (iv) all directors and executive officers of the Company as of October 31, 1999 as a group:

                                                                        NUMBER OF   PERCENTAGE OF
                                                                         SHARES     COMMON STOCK
                                                                      BENEFICIALLY  OUTSTANDING(2)
                               BENEFICIAL OWNER                           OWNED(1)
Dimensional Fund Advisors, Inc. (3).................................     582,750       6.8%
Fleet Financial Group (4)...........................................     553,751       6.4%
Laszlo C. Bardos (5)................................................     263,393       3.0%
John F. Burton (6)..................................................      23,466       *
John C. Cavalier (7)................................................     225,000       2.6%
John F. Haller (8)..................................................     424,995       4.9%
Michael D. Marvin (9)...............................................     348,666       4.0%
George C. McNamee (10)..............................................      94,032       1.1%
James A. Perakis (11)...............................................      24,399       *
D. Joseph Gersuk (12)...............................................     131,201       1.5%
Mark P. Cattini (13)................................................      37,082       *
George C. Moon (14).................................................      31,875       *
All directors and executive officers as a group (10 persons) (15)...   1,604,109      18.5%

-------------
*      Less than 1%
  (1) The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, each person listed above has sole voting and investment power with respect to the shares listed. Any reference in the footnotes below to stock options held by the person in question relates to stock options which were exercisable on or exercisable within 60 days after October 31, 1999.
  (2) Number of shares deemed outstanding includes 8,651,633 shares outstanding as of October 31, 1999 plus any shares subject to options held by the person or entity in question which were exercisable on or within 60 days after October 31, 1999.

  (3) Dimensional Fund Advisors, Inc. ("DFA"), with a business address at 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401, beneficially owned 582,750 shares as of December 31, 1998. DFA had sole voting power and sole dispositive power over all of such shares. All of such shares were owned by advisory clients of DFA, and DFA disclaims beneficial ownership of all such shares. The information in this Note 3 is based solely on Schedule 13G filed by DFA on February 11, 1999
  (4) Fleet Financial Group ("Fleet"), with a business address at One Federal Street, Boston, MA 02110, beneficially owned 553,751 shares as of December 31, 1998. Fleet had sole voting power over 456,750 shares, shared voting power over 5,501 shares and sole dispositive power over 548,250 shares. All of such shares are beneficially owned by Fleet, which is a parent holding company. The information in this Note 4 is based solely on Schedule 13G filed by Fleet on February 12, 1999.
  (5) Includes 37,500 shares held by Mr. Bardos' wife, as to which shares Mr. Bardos disclaims beneficial ownership.
  (6) Consists of 23,466 shares subject to stock options held by Mr. Burton. Mr. Burton will not stand for re-election at the Company's March 7, 2000 annual meeting.
  (7)  Consists of 225,000 shares subject to stock options held by Mr. Cavalier.
  (8) Mr. Haller resigned as Secretary effective November 23, 1999 and as Vice President, Chief Technology Officer and a Director of the Company effective December 31, 1999.
  (9)  Includes 60,000 shares subject to stock options held by Mr. Marvin.
 (10) Includes 28,377 shares subject to stock options held by Mr. McNamee. Also includes 40,005 shares held by First Albany Corporation, of which Mr. McNamee is Chairman and Co-CEO. Mr. McNamee shares voting and investment power with respect to the shares held by First Albany Corporation and disclaims beneficial ownership of such shares except as to his proportionate pecuniary interest therein.
 (11)  Consists of 24,399 shares subject to stock options held by Mr. Perakis.
 (12)  Includes 117,000 shares subject to stock options held by Mr. Gersuk.
 (13)  Includes 32,876 shares subject to stock options held by Mr. Cattini.
 (14)  Consists of 31,875 shares subject to stock options held by Mr. Moon.
 (15)  Includes the shares described in Notes 5 through 14 above.

                     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

     The persons named in the proxy will vote to elect as directors the five nominees named below unless authority to vote for the election of any or all of them is withheld by marking the proxy to that effect. The Board of Directors has fixed the number of directors following the Annual Meeting at five. All of the nominees are currently directors of the Company. Each nominee who is elected will hold office until the next annual meeting of stockholders and until his successor is elected and qualified. Each of the nominees has indicated his willingness to serve, if elected, but if any nominee should be unable or unwilling to serve, the proxies may vote for a substitute nominee designated by the Board of Directors.

     The following table sets forth the name and age of each nominee, his positions with the Company, his principal occupation and business experience during the past five years, the names of the other publicly-held corporations of which he serves as a director and the year during which he first became a director of the Company:


                                                                            FIRST
             NAME, OFFICES AND POSITIONS WITH THE COMPANY,                BECAME A
                PRINCIPAL OCCUPATION AND DIRECTORSHIPS              AGE   DIRECTOR
             ---------------------------------------------          ---   --------
Michael D. Marvin..................................................  53     1986
     Mr. Marvin has served as Chairman of the Board of the
     Company since 1992 and served as acting President and
     Chief Executive Officer from September 1996 to
     November 1996. From 1987 to 1992, Mr. Marvin served as
     Chief Executive Officer of the Company. Mr. Marvin was
     President and Chief Executive Officer of LearnLinc
     Corporation (previously Interactive Learning
     International Corp.), a developer of online learning
     software, from February 1998 to June 1999 and now
     serves as its Vice Chairman.


John C. Cavalier...................................................  60     1996
     Mr. Cavalier has served as President and Chief
     Executive Officer of the Company since November 1996.
     From January 1993 to September 1996, Mr. Cavalier
     served as President and Chief Executive Officer of
     Antares Alliance Group, a software company. Mr. Cavalier
     is also a director of FOCUS Enhancements Inc.


Laszlo C. Bardos...................................................  36     1986
     Mr. Bardos has served as a director of the Company
     since December 1993 and from its inception in 1986
     to 1992. In May 1996, Mr. Bardos left the Company to
     pursue a graduate business degree. From September 1994
     to May 1996, Mr. Bardos served as Director of European
     Marketing of the Company. From 1991 to August 1994,
     Mr. Bardos served as Director of Product Marketing
     of the Company.


George C. McNamee..................................................  53     1988
     Mr. McNamee has served as a director of the Company
     since 1988. Mr. McNamee has been Chairman, Co-CEO
     and a Director of First Albany Companies, Inc. a
     publicly traded holding company, and its principal
     subsidiary, First Albany Corporation, since
     October 1984. Mr. McNamee is Chairman of Mechanical
     Technology, Inc. and Plug Power Inc. and a director
     of The Meta Group, Inc. and the New York Stock Exchange.


James A. Perakis...................................................  56     1994
     Mr. Perakis has served as a director of the Company
     since February 1994. Mr. Perakis served as Chairman
     of Hyperion Solutions Corporation, a business software
     company from August 1998 to October 1999. Mr. Perakis
     was Chairman of the Board of Directors, and Chief
     Executive Officer of Hyperion Software Corporation,
     a business software company, from September 1985
     to August 1998.

BOARD AND COMMITTEE MEETINGS

     The Company has a standing Audit Committee of the Board of Directors, which reviews the Company's internal accounting control policies and procedures, considers and recommends the selection of the Company's independent accountants, reviews and approves any major accounting policy changes affecting the Company's operating results and provides the opportunity for direct contact between the Company's independent accountants and the Board. The Audit Committee met two times during fiscal 1999. The members of the Audit Committee are Messrs. Burton and McNamee.

     The Company has a standing Compensation Committee of the Board of Directors, which has the authority to provide recommendations to the Board regarding compensation programs of the Company, administer the executive compensation programs and grant stock options under the Company's 1993 Stock Incentive Plan to all officers of the Company who are persons required to file reports ("Reporting Persons") pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Compensation Committee held one meeting during fiscal 1999, and acted by written consent one time. The members of the Compensation Committee are Messrs. Marvin, McNamee and Perakis. Mr. Marvin does not vote on matters involving his own compensation. On January 31, 1997, the Compensation Committee authorized a subcommittee which has the authority to approve stock option grants to all members of the Company's executive team (consisting of 13 individuals who are executive officers and non-executive officers). The subcommittee of the Compensation Committee acted by written consent two times. The members of this subcommittee are Messrs. McNamee and Perakis.

     The Company does not have a nominating committee or committee serving a similar function. Nominations are made by and through the full Board of Directors.

     The Board of Directors met seven times during fiscal 1999 and acted by written consent four times. Each current director attended at least 75% of the aggregate of the total number of Board meetings and the total number of meetings held by all committees of the Board on which he then served.


DIRECTOR COMPENSATION

     Under the Company's 1993 Director Stock Option Plan (the "Director Option Plan"), each director who is not also an employee of the Company or any subsidiary of the Company receives on the date of each annual meeting of stockholders a nonstatutory option to purchase 7,500 shares of Common Stock at an exercise price which is equal to the fair market value of the Common Stock on the date of grant. Pursuant to the Director Option Plan, in fiscal 1999, Messrs. Burton, McNamee and Perakis each received an option to purchase 7,500 shares of Common Stock at an exercise price of $10.208 per share. In addition, each director who is not also an employee of the Company or any subsidiary of the Company receives a retainer of $5,000 per year for serving on the Board of Directors, plus $1,000 for attendance at each full meeting of the Board of Directors and $500 for attendance at each meeting of a committee on which the director serves, which meeting is not coincident with a Board of Directors meeting. Mr. Bardos has unconditionally waived his right to participate in the Director Option Plan and has also declined compensation as an outside director.


EXECUTIVE COMPENSATION

   Summary Compensation

     The following table sets forth certain information concerning the compensation earned in each of the last three fiscal years by (i) the Company's Chief Executive Officer during fiscal 1999, and (ii) the Company's four most highly compensated executive officers other than the Chief Executive Officer during fiscal 1999 who were serving as executive officers of the Company on September 30, 1999 and whose salary and bonus during fiscal 1999 exceeded $100,000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE


                                                          LONG-TERM
                                                         COMPENSATION
                                                            AWARDS
                                                         ------------
                               ANNUAL COMPENSATION(1)     SECURITIES
                               ----------------------     UNDERLYING       ALL OTHER
                                     SALARY     BONUS      OPTIONS       COMPENSATION
NAME AND PRINCIPAL POSITION    YEAR    ($)      ($)(2)      (#)(3)            ($)
---------------------------    ----  -------   -------   ------------   -------------
John C. Cavalier.............  1999  272,917   275,438     150,000       121,153(4)
   President and Chief         1998  250,000   249,125          --       106,680
    Executive Officer          1997  229,167   187,500     300,000        20,680


D. Joseph Gersuk.............  1999  209,000    94,052          --         1,000(5)
   Executive Vice President,   1998  209,000    94,052          --         1,000
    Treasurer and              1997  193,188    88,217      150,000(6)     3,225
    Chief Financial Officer

Mark P. Cattini (7)..........  1999  145,083   196,986      15,000         1,000(5)
   Vice President,             1998  133,551   131,233      37,500        51,000
    Americas/Europe Sales      1997       --        --          --           --


John F. Haller (8)...........  1999  135,000    60,752          --         1,000(5)
   Former Vice President,      1998  125,000    56,252          --         1,000
    Chief Technology Officer   1997  124,999    42,189          --         1,000
    and Secretary

George C. Moon (7)...........  1999  127,304    55,097       7,500           915(9)
   Vice President,             1998  120,809    45,331          --           --
    Engineering                1997       --        --          --           --

------------
(1) In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits has been omitted in those instances where the aggregate amount of such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total of annual salary and bonus for the Named Executive Officer for such year.
(2)  Represents amounts earned under the Company's incentive compensation programs.
(3) Reflects the grant of options to purchase Common Stock. The Company has never granted any stock appreciation rights.
(4)  Of this amount, $76,289 represents forgiveness of the second half of
     Mr. Cavalier's relocation loan on July 1, 1999, $35,000 represents payment of life insurance premiums in accordance with his employment agreement and $9,864 represents the Company's estimate of interest at the prevailing rate which would have been charged had Mr. Cavalier obtained his relocation loan from a lending institution.
(5)  Represents Company contribution to employee's 401(k) account.
(6) Of such option grants, on January 31, 1997 options to purchase 99,000 shares were granted to Mr. Gersuk as a result of an option repricing program (the "1997 Option Repricing Program").
(7)  Mr. Cattini and Mr. Moon were appointed executive officers in January 1998.
(8) Mr. Haller resigned from the Company as Secretary effective November 23, 1999 and as Vice President, Chief Technology Officer and a Director effective December 31, 1999.
(9) Represents Company contribution to employee's Canadian RRSP account.

   Option Grants, Exercises and Year-End Values

     The following tables set forth certain information concerning option grants and exercises by the Named Executive Officers during fiscal year ended September 30, 1999 and the number and value of the unexercised options held by such persons on September 30, 1999.


                      OPTION GRANTS IN THE LAST FISCAL YEAR


                                         INDIVIDUAL GRANTS                    POTENTIAL REALIZABLE
                        ---------------------------------------------------     VALUE AT ASSUMED
                         NUMBER OF    PERCENT OF                              ANNUAL RATE OF STOCK
                        SECURITIES   TOTAL OPTIONS                             PRICE APPRECIATION
                        UNDERLYING    GRANTED TO    EXERCISE OR               FOR OPTION TERM (3)
                         OPTIONS     EMPLOYEES IN    BASE PRICE  EXPIRATION  ---------------------
      NAME              GRANTED(#)    FISCAL YEAR      ($/SH)      DATE        5%($)      10%($)
---------------------   ---------    -------------  -----------  ----------  --------   ----------
John C. Cavalier.....   50,000(1)       25.3%        $   8.33     11/02/08   $786,118   $1,992,178
D. Joseph Gersuk.....      --            --              --          --         --           --
Mark P. Cattini .....   15,000(2)        2.5%        $   8.33     11/04/08    $78,612    $ 199,218
John F. Haller.......      --            --              --          --         --           --
George C. Moon.......    7,500(2)        1.3%        $  10.00     11/13/08    $47,167    $ 119,531

-----------
(1) This option vests in two installments with one quarter, or 37,500 shares, vesting on 10/31/00 and three quarters, or 112,500 shares, vesting on 10/31/01.
(2) Each option vests in four equal installments on each of the first through fourth anniversaries of the date of grant.
(3) Amounts represent hypothetical gains that could be achieved for the option if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock and the date on which the options are exercised.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                               NUMBER OF
                                              SECURITIES
                                              UNDERLYING          VALUE OF
                                             UNEXERCISED         UNEXERCISED
                                              OPTIONS AT        IN-THE-MONEY
                        SHARES               FISCAL YEAR-     OPTIONS AT FISCAL
                       ACQUIRED                 END(#)          YEAR-END($)(1)
                          ON       VALUE   ---------------   -------------------
                       EXERCISE   REALIZED   EXERCISABLE/      EXERCISABLE/
    NAME                  (#)       ($)     UNEXERCISABLE      UNEXERCISABLE
--------------------   --------   -------  ---------------   -------------------
John C. Cavalier....      --         --    150,000/300,000   $912,500/$1,562,500
D. Joseph Gersuk....      --         --      89,000/61,001    $ 567,782/$395,308
Mark P. Cattini.....      --         --      18,750/52,500    $ 103,400/$255,900
John F. Haller......      --         --           --                  --
George C. Moon......      --         --      26,250/33,750    $ 135,262/$155,262

----------
(1) Based on the fair market value of the Common Stock on September 30, 1999 ($12.67), less the option exercise price.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In September 1996, the Company entered into an employment agreement with Mr. Marvin (the "Marvin Agreement"). Under the Marvin Agreement, as amended, Mr. Marvin is employed by the Company as Chairman. The Marvin Agreement shall remain in effect until Mr. Cavalier and the Board of Directors determine that Mr. Marvin's services are no longer required, and the Company may terminate Mr. Marvin's employment for "cause" (as defined in the Marvin Agreement) or in the event of his disability. Under the Agreement, Mr. Marvin's annual salary is set at $250,000, and he was granted an option to purchase 37,500 shares of Common Stock. Effective February 1, 1998, Mr. Marvin unilaterally reduced his annual salary to $125,000.

     In November 1998, the Company entered into an Employment Agreement with Mr. Cavalier (the "Cavalier Agreement"). Under the Cavalier Agreement, Mr. Cavalier is employed by the Company as President and Chief Executive Officer for a term commencing November 1, 1998 and ending on November 1, 2001. Mr. Cavalier's base salary is set at $275,000 and he is eligible to receive a bonus equal to one-half of this annual base salary upon the achievement of certain Company and individual objectives and an additional bonus upon the achievement of certain additional objectives. Mr. Cavalier's base salary may be increased from time to time, but if so increased may not be decreased without his consent, and his bonus targets may be increased from time to time but shall not thereafter be decreased below the initial incentive compensation plan of the new Agreement except by written mutual agreement of the parties. In addition, under the Cavalier Agreement, (i) Mr. Cavalier was granted an option to purchase 150,000 shares of Common Stock, and (ii) the Company has agreed to purchase such additional medical, disability, life insurance and/or any other fringe benefit programs of Mr. Cavalier's choosing, up to a maximum amount of $35,000 per year. Mr. Cavalier's employment may be terminated prior to November 1, 2001 by the Company in the event of Mr. Cavalier's death or disability or for "cause" (as defined in the Cavalier Agreement) or by Mr. Cavalier upon (i) an uncured material breach of the Cavalier Agreement by the Company, or (ii) a change in control of the Company. In the event that, prior to November 1, 2001, Mr. Cavalier's employment is terminated by the Company without cause (not including by reason of death or disability), or in the event that Mr. Cavalier terminates his employment with the Company upon an uncured breach of the Cavalier Agreement by the Company, Mr. Cavalier would be entitled to one additional year of health and dental benefits following the date of his termination and a lump sum payment by the Company (the "Severance Payment") equal to the greater of (x) the sum of all salary payments due to Mr. Cavalier through October 31, 2001 measured at Mr. Cavalier's most recent base salary level, and (y) Mr. Cavalier's most recent annual salary. Upon a change in control of the Company in which Mr. Cavalier is not offered employment in a position equivalent to his present position, then Mr. Cavalier would be entitled to the Severance Payment plus an additional lump sum payment equal to the average monthly incentive compensation paid by the Company to Mr. Cavalier during the most recent two years multiplied by the number of months remaining in the contract term.

     In accordance with Mr. Cavalier's previous employment agreement, the Company loaned to Mr. Cavalier $152,578, without interest, to assist with his relocation. Such loan is to be forgiven in two equal installments, on each of the first and second anniversaries of his permanent relocation, and, accordingly, one-half of the loan was forgiven on July 1, 1998 and the second half was forgiven on July 1, 1999.

     In June 1997, the Company loaned $100,000 to Mr. Cavalier pursuant to the terms of an Unsecured Promissory Note (the "Note"). The loan bears interest at 71/8% per annum and is payable upon the earliest of (i) the termination of Mr. Cavalier's employment either voluntarily, or by the Company for cause or because of his death or disability, (ii) the sale of his residence or (iii) June 2, 2003. Amounts outstanding under the Note are offset by 25% of each bonus awarded to Mr. Cavalier by the Company and the net proceeds resulting from the sale of shares of Common Stock by Mr. Cavalier. The principal and interest payable under the Note as of October 31, 1999 was $15,597.79.

     In April 1997, the Company entered into an employment agreement with Mr. Gersuk (the "Gersuk Agreement"). Under the Gersuk Agreement, Mr. Gersuk is employed by the Company as Chief Financial Officer for a term commencing on April 1, 1997 and ending on March 31, 2000. Mr. Gersuk's base salary is set at $209,000 and he is eligible to receive bonuses equal to 45% of his base salary, upon the achievement of certain Company and individual objectives. Mr. Gersuk's compensation is to be reviewed annually. In addition, Mr. Gersuk was granted an option to purchase 36,000 shares of Common Stock under the Gersuk Agreement. Mr. Gersuk's employment may be terminated by the Company prior to March 31, 2000, for "cause," as defined in the Gersuk Agreement. In the event of a disability which prohibits Mr. Gersuk from performing his duties for a continuous period of three months, the Company may terminate the Gersuk Agreement, provided, however, that Mr. Gersuk will continue to receive his salary, reduced by any amounts paid under the Company's disability insurance policies. In the event that Mr. Gersuk's employment is terminated for a reason other than cause, or of a change in control of the Company pursuant to which Mr. Gersuk's responsibilities and/or location are changed in a manner which he finds unacceptable (a "Termination Event"), all of his then unvested options granted pursuant to the Gersuk Agreement will vest, all health insurance benefits shall continue for one year or until Mr. Gersuk procures health insurance through other employment and Mr. Gersuk will receive (i) his salary due for the remainder of the term of the Gersuk Agreement, if the Termination Event occurs within the first two years of the term, or (ii) the greater of $200,000 or the remainder of his salary due under the Gersuk Agreement, if the Termination Event occurs during the third year of the Agreement.

     In October 1996, the Company loaned $200,000 to Mr. Gersuk in connection with the purchase of a home in the Capital District of New York (the "Loan"). The Loan bears interest at 5% per annum. Under the terms of the Loan, $50,000 was repaid upon the sale of Mr. Gersuk's previous residence and the remainder is due upon the earliest of (i) 90 days after termination of Mr. Gersuk's employment, for any reason, (ii) October 21, 2002 and (iii) the sale of certain property by Mr. Gersuk. Amounts outstanding under the Loan are offset by the net proceeds resulting from the sale of shares of Common Stock by Mr. Gersuk. Principal and interest payable under the Loan as of October 31, 1999 was $176,384.

     Mr. Cattini's annual salary is $146,000, and he is eligible to receive incentive compensation of up to $211,000 upon the achievement of certain company objectives and up to an additional $21,600 based upon the achievement of certain individual objectives. Additionally, in November 1998 Mr. Cattini was granted a stock option for 15,000 shares.

     Mr. Moon's annual salary is $125,000, and he is eligible to receive bonuses of up to $55,100 upon the achievement of certain company and individual objectives. Additionally, in November 1998 Mr. Moon was granted a stock option for 7,500 shares.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on its review of copies of reports filed by Reporting Persons of the Company pursuant to Section 16(a) of the Exchange Act or written representations from certain Reporting Persons that no Form 5 filing was required for such persons, the Company believes that during fiscal 1999 all filings required to be made by its Reporting Persons were timely made in accordance with the requirements of the Exchange Act.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Marvin, McNamee and Perakis each served as a member of the Compensation Committee during fiscal 1999. Mr. Marvin serves as the Chairman of the Board of the Company and previously served at various times as the Chief Executive Officer and President of the Company. See "Election of Directors."

           REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Company's executive compensation program is administered by the Compensation Committee. The Company's executive compensation program, consisting of base salaries, bonus awards and stock option grants, is designed to attract, retain and reward executives who are responsible for leading the Company in achieving its business objectives. The Compensation Committee establishes the compensation of the Chief Executive Officer. All decisions regarding the compensation of other executive officers were reviewed with the Compensation Committee and then by the full board.


   Compensation Philosophy

     The Company's executive compensation philosophy is based on the belief that competitive compensation is essential to attract, motivate and retain highly qualified employees. The Company's policy is to provide total compensation that is competitive for comparable work and comparable corporate performance. The compensation program includes both motivational and retention-related compensation components. Bonuses are included to encourage effective performance relative to current plans and objectives. Stock options are included to help retain productive people and to more closely align their interests with those of stockholders.

     In executing its compensation policy, the Company seeks to relate compensation with the Company's financial performance and business objectives, reward high levels of individual performance and tie a significant portion of total executive compensation to the performance of the Company. While compensation survey data are useful guides for comparative purposes, the Company believes that a successful compensation program also requires the application of judgment and subjective determinations of individual performance, and the Compensation Committee applies judgment in reconciling the program's objectives with the realities of retaining valued employees.


   Executive Compensation Program

     Annual compensation for the Company's executives consists of three principal elements--base salary, cash bonus awards and stock options.


BASE SALARY

     In setting the annual cash compensation for Company executives, the Compensation Committee reviews compensation for comparable positions in a group of software companies selected by the Committee for comparison purposes. Software industry compensation surveys and outside compensation consulting firms are used as well. The Company also regularly compares its pay practices with other software companies through review of survey and proxy data.

     Increases in annual base salary are based on a review and evaluation of the performance of the operation or activity for which the executive has responsibility, the impact of that operation or activity on the Company and the skills and experience required for the job, coupled with a comparison of these elements with similar elements for other executives both within and outside the Company.


CASH BONUS AWARDS

     The cash bonus awards for each executive are tied to financial and other performance objectives and targets, fixed by the Board of Directors for the Chief Executive Officer, and by the Chief Executive Officer for the other executive officers. During fiscal 1999, bonus awards were based principally on the Company's achievement of its goals relating to earnings per share. In addition, the Chief Executive Officer set personal objectives for the other executive officers, except for the Chairman of the Board, and made a subjective determination of the extent to which such personal objectives were achieved by each executive during fiscal 1999.


EQUITY OWNERSHIP

     Total compensation at the executive level also includes long-term incentives afforded by stock options. The purpose of the Company's stock option program is to (i) reinforce the mutuality of long-term interests between employees and the stockholders and (ii) assist in the attraction and retention of executives, key managers and individual contributors who are essential to the Company's success.

     The Company's stock option program includes multi-year vesting periods to optimize the retention value of these options and to orient the Company's executives and managers to longer-term success. Generally, all stock options granted prior to July 1996 vest over a five-year period following the date of grant. In July 1996, the Board of Directors approved a change in the vesting period for all options granted under the 1993 Stock Incentive Plan subsequent to that date, from five years to equal vesting over a four-year period following the date of grant. If employees leave the Company before the options vest, they forfeit the unvested portions of these awards. The size of the stock option awards is generally intended to reflect the significance of the recipient's then current and anticipated contributions to the Company. Since the Company's initial public offering in February 1994, the exercise price of options granted by the Company has been 100% of the fair market value per share on the date of grant. The Company also has an employee stock purchase plan, which is available to all of its full-time employees, including executives but exclusive of any employee who owns, or would own after purchase under this plan, 5% or more of the total combined voting power or value of the stock of the Company or of any subsidiary. Such plan generally permits employees to purchase shares at a discount of 15% from the lesser of the fair market value at the beginning or end of an offering period.

     In fiscal 1999, pursuant to the 1993 Stock Incentive Plan, Mr. Cavalier, the Company's President and Chief Executive Officer, received an option to purchase 150,000 shares of Common Stock at an exercise price of $8.33 per share; Mr. Cattini, the Company's Vice President, Sales--Americas/Europe, received an option to purchase 15,000 shares of Common Stock at an exercise price of $8.33 per share; and Mr. Moon, the Company's Vice President of Engineering, received an option to purchase 7,500 shares of Common Stock at an exercise price of $10.00 per share.


CHIEF EXECUTIVE OFFICER FISCAL 1999 CASH COMPENSATION

     Mr. Cavalier served as Chief Executive Officer of the Company during fiscal 1999. The Compensation Committee set Mr. Cavalier's base salary for fiscal 1999 at $275,000, which was considered to be a salary level competitive with that of comparable companies. Mr. Cavalier was also awarded a bonus of $275,002 for fiscal 1999 based upon the achievement of certain objectives. These objectives generally related to the Company achieving its targeted revenue and profit goals for the year, as well as meeting investors' expectations regarding earnings per share.


   Compliance with Internal Revenue Code Section 162(m)

     Section 162(m) of the Internal Revenue Code ("the Code") generally disallows a tax deduction to public companies for compensation over $1 million paid to its chief executive officer and its four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Company may structure its stock options granted to executive officers in a manner that complies with the performance-based requirements of the statute and does not intend to exceed the annual limit for deductibility under Section 162(m) with respect to any executive.

                                          James A. Perakis,
                                          Chairman of the Compensation Committee
                                          George C. McNamee
                                          Michael D. Marvin

                          COMPARATIVE STOCK PERFORMANCE

     The following graph compares the cumulative total stockholder return on the Company's Common Stock with the cumulative return of (i) the CRSP Total Return Index for the Nasdaq National Market (U.S. & Foreign Companies) (the "CRSP Nasdaq Index") and (ii) the CRSP Nasdaq Total Return Industry Index for Nasdaq Computer & Data Processing Service Stocks (the "CRSP Computer & Data Index"). This graph assumes the investment of $100 on September 30, 1994 in the Company's Common Stock, the CRSP Nasdaq Index and the CRSP Computer & Data Index and assumes dividends are reinvested. Measurement points are September 30, 1994, September 30, 1995, September 30, 1996, September 30, 1997, September 30, 1998 and September 30, 1999.



                              [CHART APPEARS HERE]

                               Sept. 30, Sept. 30, Sept. 30, Sept. 30, Sept. 30, Sept. 30,
                                 1994      1995      1996      1997      1998      1999
MapInfo Corporation............ $ 100     $ 103     $  53     $  51     $  53     $  96
CRSP Nasdaq Index.............. $ 100     $ 137     $ 161     $ 222     $ 221     $ 357
CRSP Computer & Data Index..... $ 100     $ 160     $ 199     $ 269     $ 349     $ 586

      PROPOSAL NO. 2 -- APPROVAL OF AMENDMENT TO 1993 STOCK INCENTIVE PLAN

     The Board of Directors believes that the continued growth and profitability of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting and retaining key personnel. As of October 31, 1999, 42,583 shares were available for future Awards (as defined below) under the Company's 1993 Stock Incentive Plan (the "1993 Plan"). Accordingly, on November 23, 1999, the Board of Directors adopted, subject to shareholder approval, an amendment to the 1993 Plan that increased from 2,437,500 to 2,887,500 the number of shares of Common Stock available for issuance under the 1993 Plan (subject to a proportionate adjustment for certain changes in the Company's capitalization, such as a stock split).

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1993 PLAN.

     The following is a brief summary of the provisions of the 1993 Plan.

     The 1993 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, performance shares and awards of restricted stock and unrestricted stock ("Awards"). Currently, an aggregate of 2,437,500 shares of Common Stock may be issued pursuant to the 1993 Plan. The 1993 Plan provides that the maximum number of shares of Common Stock with respect to which options may be granted to any employee may not exceed 300,000 during any calendar year. No Award may be made under the 1993 Plan after November 23, 2003, but Awards previously granted may extend beyond that date. The 1993 Plan contains provisions relating to the disposition of Awards in the event of certain mergers, acquisitions and other extraordinary corporate transactions involving the Company.

     The 1993 Plan is administered by the Board of Directors of the Company and the Compensation Committee of the Board of Directors. The Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 1993 Plan, to interpret the provisions of the 1993 Plan and to terminate the 1993 Plan. The Board also has the authority to grant Awards under the 1993 Plan and to accelerate, waive or amend certain provisions of outstanding Awards. Pursuant to the terms of the 1993 Plan, the Board has appointed the Compensation Committee to administer certain aspects of the 1993 Plan, and the Compensation Committee has appointed a subcommittee to authorize the grant of options to Reporting Persons and other members of the executive team. No amendment to the 1993 Plan may be made without shareholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirements for compliance with Rule 16b-3 of the Exchange Act ("Rule 16b-3").


   Description of Awards under the 1993 Plan

     Incentive Stock Options and Nonstatutory Options. Optionees receive the right to purchase a specified number of shares of Common Stock at an option price and subject to such terms and conditions as are specified at the time of the grant. Incentive stock options and options that the Board of Directors or Compensation Committee intend to qualify as performance-based compensation under
Section 162(m) of the Code may not be granted at an exercise price less than the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding 10% or more of the voting stock of the Company). All other options may be granted at an exercise price that may be less than, equal to or greater than the fair market value of the Common Stock on the date of grant.

     Stock Appreciation Rights and Performance Shares. A stock appreciation right is the right to receive any excess in value of shares of Common Stock over the exercise price awarded to a participant. A performance share award entitles the recipient to acquire shares of Common Stock upon the attainment of specified performance goals.

     Restricted and Unrestricted Stock. Restricted stock awards entitle recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their purchase price from the recipient in the event that the conditions specified in the applicable stock award are not satisfied prior to the end of the applicable restriction period established for such award. The Company may also grant (or sell at a purchase price not less than 85% of the fair market value on the date of such sale) to participants shares of Common Stock free of any restrictions under the 1993 Plan.

     All of the employees, officers, directors, consultants and advisors of the Company and its subsidiaries who are expected to contribute to the Company's future growth and success, other than persons who have irrevocably elected not to be eligible, are eligible to participate in the 1993 Plan. Incentive stock options, however, may only be granted to persons eligible to receive incentive stock options under the Code. As of October 31, 1999, approximately 482 employees, including officers of the Company were eligible to receive Awards under the 1993 Plan. As of January 10, 2000, the market value of the Company's Common Stock was $25.92 per share.

     The granting of Awards under the 1993 Plan is discretionary, and the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group. Since the adoption of the 1993 Stock Incentive Plan, the following persons and groups received options to purchase the number of shares listed: Mr. Cavalier, the Company's President and Chief Executive Officer -- 450,000 shares; Mr. Gersuk, the Company's Executive Vice President, Treasurer and Chief Financial Officer -- 150,000 shares; Mr. Cattini, the Company's Vice President, Sales -- North America/Europe - 108,750 shares; Mr. Moon, the Company's Vice President, Engineering -- 75,000 shares; Mr. James Perakis, a Director of the Company -- 2,449 shares; Mr. Michael Marvin, the Company's Chairman -- 37,500 shares; all current executive officers as a group -- 821,250 shares. Mr. Haller has declined to receive stock options from the 1993 Stock Incentive Plan. No other nominee for director, and no associate of any of such directors, executive officers or nominees, has received any options under the 1993 Stock Incentive Plan. No person other than Mr. Cavalier and Mr. Gersuk has received options to purchase greater than 5% of the shares issued under this plan. Current employees of the Company, including executive officers, have received options to purchase an aggregate of 2,184,146 shares under this plan.


   Federal Income Tax Consequences

     Incentive Stock Options. In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

     Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

     If the participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

     If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

     Nonstatutory Stock Options. As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a nonstatutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a nonstatutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

     With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the NSO Stock over the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

     Stock Appreciation Rights. A participant will not recognize taxable income upon the grant of a stock appreciation right under the 1993 Plan. Instead, a participant generally will recognize as ordinary compensation income any cash delivered and the fair market value of any Common Stock delivered in payment of an amount due under a stock appreciation right.

     Upon selling any Common Stock received by a participant in payment of an amount due under a stock appreciation right, the participant generally will recognize a capital gain or loss in an amount equal to the difference between the sale price of the Common Stock and the participant's tax basis in the Common Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the Common Stock for more than one year prior to the date of the sale.

     Performance Shares. A participant will not recognize taxable income upon the grant of a performance share Award under the 1993 Plan. Instead, a participant generally will recognize as ordinary compensation income the fair market value of any Common Stock delivered in accordance with the terms of the performance share Award.

     Upon selling any Common Stock received by a participant under the terms of a performance share Award, the participant generally will recognize a capital gain or loss in an amount equal to the difference between the sale price of the Common Stock and the participant's tax basis in the Common Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the Common Stock for more than one year prior to the date of the sale.

     Restricted Stock. A participant will not recognize taxable income upon the grant of a restricted stock Award, unless the participant makes an election under Section 83(b) of the Code (a "Section 83(b) Election"). If the participant makes a Section 83(b) Election within 30 days of the date of the grant, then the participant will recognize ordinary compensation income, for the year in which the Award is granted, in an amount equal to the difference between the fair market value of the Common Stock at the time the Award is granted and the purchase price paid for the Common Stock. If a Section 83(b) Election is not made, then the participant will recognize ordinary compensation income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the Common Stock at the time of such lapse and the original purchase price paid for the Common Stock. The participant will have a tax basis in the Common Stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

     Upon the disposition of the Common Stock acquired pursuant to a restricted stock Award, the participant will recognize a capital gain or loss equal to the difference between the sale price of the Common Stock and the participant's tax basis in the Common Stock. The gain or loss will be a long-term gain or loss if the shares are held for more than one year. For this purpose, the holding period shall begin just after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) Election is not made, or just after the Award is granted if a Section 83(b) Election is made.

     Tax Consequences to the Company. The grant of an Award under the 1993 Plan will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the 1993 Plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 1993 Plan, including as a result of the exercise of a nonstatutory stock option, a Disqualifying Disposition, or a Section 83(b) Election. Any such deduction will be subject to the limitations of Section 162(m) of the Code.


                 PROPOSAL NO. 3 -- APPROVAL OF AMENDMENT TO 1993
                          EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors believes that the continued growth and profitability of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting and retaining qualified personnel. As of October 31, 1999, 162,827 shares were available for future purchases under the Company's 1993 Employee Stock Purchase Plan (the "1993 Stock Purchase Plan"). Accordingly, on November 23, 1999, the Board of Directors adopted, subject to shareholder approval, an amendment to the 1993 Stock Purchase Plan that increased from 600,000 to 675,000 the number of shares of Common Stock available for purchase by employees under the 1993 Stock Purchase Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1993 STOCK PURCHASE PLAN.

     The following is a brief summary of the provisions of the 1993 Stock Purchase Plan.

     The 1993 Stock Purchase Plan provides eligible employees of the Company with opportunities to purchase shares of Common Stock at a discounted price. The 1993 Stock Purchase Plan is implemented through offerings, each approximately six months in length. The Board may specify a shorter period, or a longer period of less than twelve months.

     Each employee of the Company and its eligible subsidiaries, including an officer or director who is also an employee, is eligible to participate in the 1993 Stock Purchase Plan, provided he or she (i) is employed by the Company or any eligible subsidiary on the applicable offering commencement date, (ii) is regularly employed by the Company or any eligible subsidiary for 20 or more hours per week and for more than five months in a calendar year and (iii) has been employed by the Company or any eligible subsidiary for at least three months (or such period as may be determined by the Board or the Compensation Committee) prior to enrolling in the 1993 Stock Purchase Plan. An employee may elect to have a whole number percentage from 1% to up to 10% withheld from his or her base pay for purposes of purchasing shares under the 1993 Stock Purchase Plan, subject to certain limitations on the maximum number of shares that may be purchased. The price at which shares may be purchased during each offering will be the lower of (i) 85% of the closing price of the Common Stock as reported on the Nasdaq National Market on the date that the offering commences or (ii) 85% of the closing price of the Common Stock as reported on the Nasdaq National Market on the date that the offering terminates.

     The 1993 Stock Purchase Plan is administered by the Board of Directors of the Company and the Compensation Committee of the Board of Directors. The Board and the Compensation Committee have the authority to make rules and regulations for the administration of the 1993 Stock Purchase Plan. The Board may at any time terminate or amend the 1993 Stock Purchase Plan, provided that no such amendment may be made without prior approval of the stockholders of the Company if such approval is required by Rule 16b-3 or Section 423 of the Code, and in no event may any amendment be made which would cause the 1993 Stock Purchase Plan to fail to comply with Section 16 of the Exchange Act and the rules promulgated thereunder or Section 423 of the Code. The 1993 Stock Purchase Plan contains provisions relating to the disposition of options in the event of certain mergers, acquisitions and other extraordinary corporate transactions involving the Company.

     As of October 31, 1999, approximately 459 employees were eligible to participate in the 1993 Stock Purchase Plan.

     The purchase of shares under the 1993 Stock Purchase Plan is discretionary, and the Company cannot now determine the number of shares to be purchased in the future by any particular person or group. Since the adoption of the 1993 Stock Purchase Plan, the following persons and groups have purchased the number of shares listed: Mr. Cavalier, the Company's President and Chief Executive Officer -- 0 shares; Mr. Gersuk, the Company's Executive Vice President, Treasurer and Chief Financial Officer -- 15,404 shares; Mr. Cattini, the Company's Vice President, Sales -- North America/Europe -- 11,075 shares; Mr. Moon, the Company's Vice President, Engineering -- 189 shares; Mr. Haller -- 0 shares; Mr. Marvin, the Company's Chairman -- 12,801 shares; all current executive officers as a group -- 39,468 shares. No other nominee for director, and no associate of any of such directors, executive officers or nominees, has purchased any shares under the 1993 Stock Purchase Plan. No person has purchased greater than 5% of the shares issued under this plan. Current employees of the Company have purchased an aggregate of 397,706 shares under this plan.


   Federal Income Tax Consequences

     Tax Consequences to Participants. In general, a participant will not recognize taxable income upon enrolling in the 1993 Stock Purchase Plan or upon purchasing shares of Common Stock at the end of an offering. Instead, if a participant sells Common Stock acquired under the 1993 Stock Purchase Plan at a sale price that exceeds the price at which the participant purchased the Common Stock, then the participant will recognize taxable income in an amount equal to the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock. A portion of that taxable income will be ordinary income, and a portion may be capital gain.

     If the participant sells the Common Stock more than two years after the date on which the offering commenced (the "Grant Date"), then the participant will be taxed as follows. If the sale price of the Common Stock is higher than the price at which the participant purchased the Common Stock, then the participant will recognize ordinary compensation income in an amount equal to the lesser of:

     (i) the excess of the fair market value of the Common Stock on the Grant Date over the price at which the participant purchased the Common Stock; and

     (ii) the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock.

     Any further income will be long-term capital gain. If the sale price of the Common Stock is less than the price at which the participant purchased the Common Stock, then the participant will recognize long-term capital loss in an amount equal to the excess of the price at which the participant purchased the Common Stock over the sale price of the Common Stock.

     If the participant sells the Common Stock within one year after acquiring it or within two years after the Grant Date (a "Disqualifying Disposition"), then the participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the price at which the participant purchased the Common Stock. The participant will also recognize capital gain in an amount equal to the excess of the sale price of the Common Stock over the fair market value of the Common Stock on the date that it was purchased, or capital loss in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the sale price of the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the Common Stock for more than one year prior to the date of the sale and will be a short-term capital gain or loss if the participant has held the Common Stock for a shorter period.

     Tax Consequences to the Company. The offering of Common Stock under the 1993 Stock Purchase Plan will have no tax consequences to the Company. Moreover, in general, neither the purchase nor the sale of Common Stock acquired under the 1993 Stock Purchase Plan will have any tax consequences to the Company except that the Company will be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by a participant upon making a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.


   PROPOSAL NO. 4 -- APPROVAL OF AMENDMENT TO 1993 DIRECTOR STOCK OPTION PLAN

     The Board of Directors believes that the continued growth and profitability of the Company depends upon the ability of the Company to attract and retain highly qualified non-employee directors. The Company's 1993 Director Stock Option Plan (the "Director Option Plan") authorizes an annual option grant to purchase 7,500 shares of Common Stock at an option exercise price equal to the fair market value of the Common Stock on the date of grant. On November 23, 1999, the Board of Directors adopted, subject to stockholder approval, an amendment to the Director Option Plan that increased from 120,000 to 165,000 the number of shares of Common Stock available for issuance under the Director Option Plan (subject to proportionate adjustment for certain changes in the Company's capitalization, such as a stock split).

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE DIRECTOR OPTION PLAN.

     The following is a brief summary of the provisions of the Director Option Plan.

     Each director who is not also an employee of the Company or any subsidiary of the Company receives on the date of each annual meeting of stockholders a nonstatutory option to purchase 7,500 shares of Common Stock of the Company. Each option vests nine years and nine months after the date of grant, provided, however, that such option becomes exercisable one year after the date of grant if the director has during that year attended at least 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees on which the director then served. The amendment to the Director Option Plan submitted to the stockholders for approval will increase the number of shares reserved for issuance under the Director Option Plan from 120,000 to 165,000 shares of Common Stock. As of October 31, 1999, options to purchase 88,527 shares of the Company's Common Stock were outstanding under the Director Option Plan, options to purchase 2,727 shares had been exercised and 28,746 shares were available for grant under the Plan.

     In the event an optionee ceases to serve as a director, each option granted under the Director Option Plan may be exercised by the optionee at any time within 12 months after the date of cessation of service to the extent such option was exercisable at the time of such cessation of service. Notwithstanding the foregoing, no option is exercisable after the expiration of ten years from the date of grant. Unless otherwise provided in the option agreement, an option granted under the Director Option Plan is nontransferable otherwise than by the laws of descent and distribution and may be exercised during the lifetime of the optionee only by such optionee. The Director Option Plan contains provisions relating to the disposition of options in the event of certain mergers, acquisitions and other extraordinary corporate transactions involving the Company.

     The Director Option Plan is administered by the Company's Board of Directors. The Board of Directors may, at any time, modify, terminate, or amend the Plan in any respect, except that if at any time the approval of the stockholders of the Company is required as to such modification or amendment under any applicable tax or regulatory requirement, such approval must be obtained.

     The following table sets forth the benefits that will be received in fiscal 2000 by the Named Executive Officers, individually and as a group, by non-executive directors as a group and by non-executive officer employees as a group under the Director Option Plan.


                                  PLAN BENEFITS


                                                             DOLLAR    NUMBER
                                                              VALUE      OF
NAME AND POSITION                                            ($) (1)   SHARES
--------------------                                        --------  --------
John C. Cavalier.......................................        --        --
   President and Chief Executive Officer
D. Joseph Gersuk.......................................        --
   Executive Vice President, Treasurer
    and Chief Financial Officer
Mark P. Cattini........................................        --        --
   Vice President, Americas/European Sales
John F. Haller.........................................        --        --
   Former Vice President, Chief Technology
     Officer and Secretary
George C. Moon.........................................        --        --
   Vice President, Engineering Executive Group.........        --        --
Non-Executive Director Group...........................        --      15,000
Non-Executive Officer Employee Group...................        --        --

-----------
(1) Represents the difference between the option exercise price and the fair market value of the underlying shares of Common Stock on the date of grant.

     Since the adoption of the Director Option Plan, Mr. Burton has received options to purchase an aggregate of 27,000 shares, Mr. McNamee has received options to purchase an aggregate of 32,127 shares, and Mr. Perakis has received options to purchase an aggregate of 29,400 shares under the plan. No other current director, nominee for director or executive officer or any associate of any of the foregoing have received options under the Director Option Plan. Mr. Bardos, also a non-employee director nominated for re-election, has unconditionally waived his right to participate in the Director Option Plan.


   Federal Income Tax Consequences

     Nonstatutory Stock Options. A participant will not recognize taxable income upon the grant of a nonstatutory stock option. However, a participant who exercises a nonstatutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

     With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the NSO Stock over the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale, and will be a short-term capital gain or loss if the participant has held the NSO Stock for a shorter period.

     Tax Consequences to the Company. The grant of an option under the Director Option Plan will have no tax consequences to the Company. The Company generally will be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by a participant upon the exercise of an option under the Director Option Plan.


     PROPOSAL NO. 5 -- RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors, at the recommendation of the Audit Committee, has selected the firm of PricewaterhouseCoopers LLP as the Company's independent accountants for the current fiscal year. PricewaterhouseCoopers LLP (previously Coopers & Lybrand L.L.P.) has served as the Company's independent accountants since inception. Although stockholder approval of the Board of Directors' selection of PricewaterhouseCoopers LLP is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Board of Directors will reconsider its selection of PricewaterhouseCoopers LLP. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.


                              STOCKHOLDER PROPOSALS

     Proposals of stockholders made in accordance with Rule 14a-8 of the Exchange Act and intended to be presented at the 2001 Annual Meeting of Stockholders must be received by the Company at its principal office in Troy, New York no later than September 27, 2000 for inclusion in the proxy statement for that meeting. In addition, the Company's By-laws require that the Company be given advance notice of stockholder nominations for election to the Company's Board of Directors and of other matters which stockholders wish to present for action at an annual meeting of stockholders (other than matters included in the Company's proxy statement in accordance with Rule 14a-8). The required notice must be made in writing, include the information required by the By-Laws, be delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Company at the principal offices of the Company, and be received not less than 60 days nor more than 90 days prior to the 2000 Annual Meeting; provided, however, that if less than 70 days notice or prior public disclosure of the date of the meeting is given to stockholders, such nomination or other proposal shall have been mailed or delivered to the Secretary not later than the close of business on the 10th day following the date on which the notice of the meeting was mailed or such public disclosure made, whichever occurs first. While the Company has not yet set the date of the 2001 Annual Meeting, assuming it was held on March 7, 2001 (the same day as this year's meeting), notice of a stockholder proposal or director nomination would need to be made no earlier than December 7, 2000 and no later than January 6, 2001. Any stockholder proposal must also comply with the other applicable provisions of the Company's Certificate of Incorporation and By-laws and the Exchange Act. No stockholder proposal is required to be considered unless it is presented in accordance with the foregoing requirements.

                                  OTHER MATTERS

     The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters. All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, email, telecopy and personal interviews, and the Company reserves the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, the Company will reimburse them for their out-of-pocket expenses in this regard.

                                             By Order of the Board of Directors,

                                               /S/ MIRIAM N. NETTER
                                               MIRIAM M. NETTER,
                                               Secretary

January 25, 2000

     THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. ALTERNATIVELY, PLEASE VOTE OVER THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                                                      2970-PS-00

                                                                      Appendix A
                                                                      ----------

                               MapInfo Corporation
                            1993 Stock Incentive Plan

Section 1.  Purpose

         The purpose of this 1993 Stock Incentive Plan (the "Plan") is to advance the interests of MapInfo Corporation by enhancing its ability to attract and retain key employees, consultants and others who are in a position to contribute to the Company's future growth and success.

Section 2.  Definitions

         "Award" means any Option, Stock Appreciation Right, Performance Share, Restricted Stock or Unrestricted Stock awarded under the Plan.

         "Board" means the Board of Directors of the Company.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Committee" means a committee of not less than two members of the Board appointed by the Board to administer the Plan, provided that if and when the Common Stock is registered under Section 12 of the Securities Exchange Act of 1934, each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 ("Rule 16b-3").

         "Common Stock" or "Stock" means the Common Stock, $.002 par value per share, of the Company.

         "Company" means MapInfo Corporation and, except where the content otherwise requires, all present and future subsidiaries of the Company as defined in Sections 424(f) of the Code.

         "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

         "Fair Market Value" means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Board in good faith or in the manner established by the Board from time to time.

         "Incentive Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is intended to meet the requirements of Section 422 of the Code or any successor provision.

         "Nonstatutory Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is not intended to be an Incentive Stock Option.

         "Option" means an Incentive Stock Option or a Nonstatutory Stock
Option.

         "Participant" means a person selected by the Board to receive an Award under the Plan.

         "Performance Shares" mean shares of Common Stock which may be earned by the achievement of performance goals awarded to a Participant under Section 8.

         "Reporting Person" means a person subject to Section 16 of the Securities Exchange Act of 1934 or any successor provision.

         "Restricted Period" means the period of time selected by the Board during which shares subject to a Restricted Stock Award may be repurchased by or forfeited to the Company.

         "Restricted Stock" means shares of Common Stock awarded to a Participant under Section 9.

         "Stock Appreciation Right" or "SAR" means a right to receive any excess in Fair Market Value of shares of Common Stock over the exercise price awarded to a Participant under Section 7.

         "Unrestricted Stock" means shares of Common Stock awarded to a Participant under Section 9(c).

Section 3.  Administration

         The Plan will be administered by the Board. The Board shall have authority to make Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable from time to time, and to interpret the provisions of the Plan. The Board's decisions shall be final and binding. No member of the Board shall be liable for any action or determination relating to the Plan made in good faith. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not Reporting Persons and all determinations under the Plan with respect thereto, provided that the Board shall fix the maximum amount of such Awards to be made by such executive officers and a maximum amount for any one Participant. To the extent permitted by applicable law, the Board may appoint a Committee to administer the Plan and, in such event, all references to the Board in the Plan shall mean such Committee or the Board. All decisions by the Board or the Committee pursuant to the Plan shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

Section 4.  Eligibility

         All of the Company's employees, officers, directors, consultants and advisors who are expected to contribute to the Company's future growth and success, other than persons who have irrevocably elected not to be eligible, are eligible to be Participants in the Plan. Incentive Stock Options may be awarded only to persons eligible to receive Incentive Stock Options under the Code.

Section 5.  Stock Available for Awards

         (a) Subject to adjustment under subsection (b) below, Awards may be made under the Plan for up to 400,000 shares of Common Stock. If any Award in respect of shares of Common Stock expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded, the shares subject to such Award or so surrendered, as the case may be, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan, subject, however, in the case of Incentive Stock Options, to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

         (b) In the event that the Board, in its sole discretion, determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Board, subject, in the case of Incentive Stock Options, to any limitation required under the Code, shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the award, exercise or conversion price with respect to any of the foregoing, and if considered appropriate, the Board may make provision for a cash payment with respect to an outstanding Award, provided that the number of shares subject to any Award shall always be a whole number.

         (c) The Board may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a subsidiary of property or stock of the employing corporation. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances. The shares which may be delivered under such substitute Awards shall be in addition to the maximum number of shares provided for in Section 5(a) only to the extent that the substitute Awards are both (i) granted to persons whose relationship to the Company does not make (and is not expected to make) them Reporting Persons; and (ii) granted in substitution for awards issued under a plan approved, to the extent then required under Rule 16b-3, by the stockholders of the entity which issued such predecessor awards.

Section 6.  Stock Options

         (a)      General.

                  (i) Subject to the provisions of the Plan, the Board may award Incentive Stock Options and Nonstatutory Stock Options, and determine the number of shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The terms and conditions of Incentive Stock Options shall be subject to and comply with
Section 422 of the Code, or any successor provision, and any regulations thereunder.

                  (ii) The Board shall establish the exercise price at the time each Option is awarded. In the case of Incentive Stock Options, such price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of award.

                  (iii) Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Award or thereafter. The Board may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

                  (iv) Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or check in an amount equal to the exercise price of such Options or, to the extent permitted by the Board at or after the award of the Option, by (A) delivery of shares of Common Stock of the Company owned by the optionee for at least six months (or such shorter period as is approved by the Board), valued at their Fair Market Value, (B) delivery of a promissory note of the optionee to the Company on terms determined by the Board, (C) delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, (D) payment of such other lawful consideration as the Board may determine, or (E) any combination of the foregoing.

                  (v) The Board may provide for the automatic award of an Option upon the delivery of shares to the Company in payment of the exercise price of an Option for up to the number of shares so delivered.

                  (vi) The Board may at any time accelerate the time at which all or any part of an Option may be exercised.

         (b)      Incentive Stock Options.

                  Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

                  (i) All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options. The Option exercise period shall not exceed ten years from the date of grant.

                 (ii) If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rule of Section 424(b) and of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

                            (x) the purchase price per share of the common stock subject to such incentive stock option shall not be less than 110% of the fair market value of one share of common stock at the time of grant; and

                            (y) the option exercise period shall not exceed five years from the date of grant.

                 (iii) For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (determined as of the respective date or dates of grant) of more than $100,000.

                 (iv) No Incentive Stock Option may be exercised unless, at the time of such exercise, the Participant is, and has been continuously since the date of grant of his or her Option, employed by the Company, except that:

                           (x) an Incentive Stock Option may be exercised within the period of three months after the date the Participant ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such Option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a Nonstatutory Stock Option under the Plan;

                           (y) if the Participant dies while in the employ of the Company, or within three months after the Participant ceases to be such an employee, the Incentive Stock Option may be exercised by the Participant's Designated Beneficiary within the period of one year after the date of death (or within such lesser period as may be specified in the applicable Option agreement); and

                           (z) if the Participant becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date of disability (or within such lesser period as may be specified in the Option agreement).

For all purposes of the Plan and any Option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

Section 7.  Stock Appreciation Rights

          (a) The Board may grant Stock Appreciation Rights entitling recipients on exercise of the SAR to receive an amount, in cash or Stock or a combination thereof (such form to be determined by the Board), determined in whole or in part by reference to appreciation in the Fair Market Value of the Stock between the date of the Award and the exercise of the Award. A Stock Appreciation Right shall entitle the Participant to receive, with respect to each share of Stock as to which the SAR is exercised, the excess of the share's Fair Market Value on the date of exercise over its Fair Market Value on the date the SAR was granted. The Board may also grant Stock Appreciation Rights that provide that, following a change in control of the Company (as defined by the Board at the time of the Award), the holder of such SAR will be entitled to receive, with respect to each share of Stock subject to the SAR, an amount equal to the excess of a specified value (which may include an average of values) for a share of Stock during a period preceding such change in control over the Fair Market Value of a share of Stock on the date the SAR was granted.

          (b) Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan. A Stock Appreciation Right granted in tandem with an Option which is not an Incentive Stock Option may be granted either at or after the time the Option is granted. A Stock Appreciation Right granted in tandem with an Incentive Stock Option may be granted only at the time the Option is granted.

          (c) When Stock Appreciation Rights are granted in tandem with Options, the following provisions will apply:

                  (i) The Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option.

                  (ii) The Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right.

                  (iii) The Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right.

                  (iv) The Stock Appreciation Right will be transferable only with the related Option.

                  (v) A Stock Appreciation Right granted in tandem with an Incentive Stock Option may be exercised only when the market price of the Stock subject to the Option exceeds the exercise price of such option.

         (d) A Stock Appreciation Right not granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify.

         (e) The Board may at any time accelerate the time at which all or any part of the SAR may be exercised.

Section 8.  Performance Shares

         (a) The Board may make Performance Share Awards entitling recipients to acquire shares of Stock upon the attainment of specified performance goals. The Board may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Board in its sole discretion shall determine the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Board may rely on the performance goals and other standards applicable to other performance plans of the Company in setting the standards for Performance Share Awards under the Plan.

         (b) Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

         (c) A Participant receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to an Award but not actually received by the Participant. A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the agreement evidencing the Performance Share Award.

         (d) The Board may at any time accelerate or waive any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

Section 9.  Restricted and Unrestricted Stock

         (a) The Board may grant Restricted Stock Awards entitling recipients to acquire shares of Stock, subject to the right of the Company to repurchase all or part of such shares at their purchase price (or to require forfeiture of such shares if purchased at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable Restricted Period or Restricted Periods established by the Board for such Award. Conditions for repurchase (or forfeiture) may be based on continuing employment or service or achievement of pre-established performance or other goals and objectives.

         (b) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Board, during the applicable Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Board may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the Restricted Period, the Company (or such designee) shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.

         (c) The Board may, in its sole discretion, grant (or sell at a purchase price determined by the Board, which shall not be lower than 85% of Fair Market Value on the date of sale) to Participants shares of Stock free of any restrictions under the Plan ("Unrestricted Stock").

         (d) The purchase price for each share of Restricted Stock and Unrestricted Stock shall be determined by the Board of Directors and may not be less than the par value of the Common Stock. Such purchase price may be paid in the form of past services or such other lawful consideration as is determined by the Board.

         (e) The Board may at any time accelerate the expiration of the Restricted Period applicable to all, or any particular, outstanding shares of Restricted Stock.

Section 10.  General Provisions Applicable to Awards

         (a) Applicability of Rule 16b-3. Those provisions of the Plan which make an express reference to Rule 16b-3 shall apply to the Company only at such time as the Company's Common Stock is registered under the Securities Exchange Act of 1934, or any successor provision, and then only to Reporting Persons.

         (b) Reporting Person Limitations. Notwithstanding any other provision of the Plan, to the extent required to qualify for the exemption provided by Rule 16b-3, (i) any Option, SAR, Performance Share Award or other similar right related to an equity security issued under the Plan to a Reporting Person shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act ("ERISA"), or the rules thereunder, and shall be exercisable during the Participant's lifetime only by the Participant or the Participant's guardian or legal representative, and (ii) the selection of a Reporting Person as a Participant and the terms of his or her Award shall be determined only in accordance with the applicable provisions of Rule 16b-3.

         (c) Documentation. Each Award under the Plan shall be evidenced by an instrument delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable. Such instruments may be in the form of agreements to be executed by both the Company and the Participant, or certificates, letters or similar documents, acceptance of which will evidence agreement to the terms thereof and of this Plan.

         (d) Board Discretion. Each type of Award may be made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Board at the time of award or at any time thereafter.

         (e) Termination of Status. Subject to the provisions of Section 6(b)(iv), the Committee shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other termination of employment or other status of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may exercise rights under such Award.

         (f) Mergers, Etc. In the event of a consolidation, merger or other reorganization in which all of the outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity (as "Acquisition") or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions as to outstanding Awards: (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) on such terms as the Board determines to be appropriate, (ii) upon written notice to Participants, provide that all unexercised Options or SARs will terminate immediately prior to the consummation of such transaction unless exercised by the Participant within a specified period following the date of such notice, (iii) in the event of an Acquisition under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Acquisition (the "Acquisition Price"), make or provide for a cash payment to Participants equal to the amount by which (A) the Acquisition Price times the number of shares of Common Stock subject to outstanding Options or SARs (to the extent such Options or SARs are then exercisable or would become exercisable on the date 18 months after the effective date of such Acquisition) exceeds (B) the aggregate exercise price of all such outstanding Options or SARs, in exchange for the termination of such Options and SARs, and (iv) provide that all or any outstanding Awards shall become exercisable or realizable in full prior to the effective date of such Acquisition.

         (g) Withholding. The Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Board's discretion, and subject to such conditions as the Board may establish, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

         (h) Foreign Nationals. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws.

         (i) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

         (j) Cancellation and New Grant of Options. The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled Options or (ii) the amendment of the terms of any and all outstanding Options under the Plan to provide an option exercise price per share which is higher or lower than the then current exercise price per share of such outstanding Options.

         (k) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan (i) until all conditions of the Award have been satisfied or removed, (ii) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (iii) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of notice of issuance, and
(iv) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

Section 11.  Miscellaneous

         (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or service for the Company. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

         (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the record holder thereof.

         (c) Exclusion from Benefit Computations. No amounts payable upon exercise of Awards granted under the Plan shall be considered salary, wages or compensation to Participants for purposes of determining the amount or nature of benefits that Participants are entitled to under any insurance, retirement or other benefit plans or programs of the Company.

         (d) Effective Date and Term. Subject to the approval of the stockholders of the Company, the Plan shall be effective on November 23, 1993. Prior to such approval, Awards may be made under the Plan expressly subject to such approval. No Award may be made under the Plan after November 23, 2003, but Awards previously granted may extend beyond that date.

         (e) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirements for compliance with Rule 16b-3. Prior to any such approval, Awards may be made under the Plan expressly subject to such approval.

         (f) Governing Law. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the State of New York.

                              Adopted by the Board of Directors on November 23, 1993

                              Approved by the Stockholders on
                              December 8, 1993

                AMENDMENT NO. 1 TO THE 1993 STOCK INCENTIVE PLAN

                             OF MAPINFO CORPORATION

         The first sentence of Subsection 5(a) of the 1993 Stock Incentive Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety to provide as follows:

         "Subject to adjustment under subsection (b) below, Awards may be made under the Plan for up to 675,000 shares of Common Stock."

         Subsection 8(e) of the Plan is hereby added to the Plan to provide as follows:

                  "(e) Subject to adjustment as provided in Subsection 5(b) above, the maximum number of shares with respect to which Options may be granted to any employee under the Plan shall not exceed 200,000 shares of Common Stock during any one calendar year. For purposes of calculating such maximum number,
(a) an Option shall continue to be treated as outstanding notwithstanding its repricing, cancellation or expiration and (b) the repricing of an outstanding Option or the issuance of a new Option in substitution for a cancelled Option shall be deemed to constitute the grant of a new additional Option separate from the original grant of the Option that is repriced or cancelled."

                                Adopted by the Board of Directors
                                on December 9, 1994

                                Approved by the Stockholders on
                                January 20, 1995

                AMENDMENT NO. 2 TO THE 1993 STOCK INCENTIVE PLAN

                             OF MAPINFO CORPORATION


         The first sentence of Subsection 5(a) of the 1993 Stock Incentive Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

         "Subject to adjustment under subsection (b) below, Awards may be made under the Plan for up to 925,000 shares of Common Stock."

                                Adopted by the Board of Directors
                                on October 20, 1995

                                Approved by the Stockholders on
                                February 2, 1996

                AMENDMENT NO. 3 TO THE 1993 STOCK INCENTIVE PLAN

                             OF MAPINFO CORPORATION

         The first sentence of Subsection 5(a) of the 1993 Stock Incentive Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

         "Subject to adjustment under subsection (b) below, Awards may be made under the Plan for up to 1,325,000 shares of Common Stock."

                             Adopted by the Board of Directors
                             on November 12, 1996

                             Approved by the Stockholders on
                             February 13, 1997

                AMENDMENT NO. 4 TO THE 1993 STOCK INCENTIVE PLAN

                             OF MAPINFO CORPORATION


         The definition of "Committee" contained in Section 2 of the 1993 Stock Incentive Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, to provide as follows:

         "'Committee' means a committee of not less than two members of the Board appointed by the Board to administer the Plan, provided that if and when the Common Stock is registered under Section 12 of the Securities Exchange Act of 1934, each member of the Committee shall be a "Non-Employee Director", as such term is defined in Rule16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"), and an "Outside Director", as such term is defined in the Code."

                                Adopted by the Board of Directors
                                on December 9, 1996

                AMENDMENT NO. 5 TO THE 1993 STOCK INCENTIVE PLAN
                             OF MAPINFO CORPORATION

         The first sentence of Subsection 5(a) of the 1993 Stock Incentive Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

         "Subject to adjustment under subsection (b) below, Awards may be made under the Plan for up to 1,625,000 shares of Common Stock."

                              Adopted by the Board of Directors
                              on November 14, 1997

                              Approved by the Stockholders on
                              February 25, 1998

                AMENDMENT NO. 6 TO THE 1993 STOCK INCENTIVE PLAN
                             OF MAPINFO CORPORATION


         Subsection 11(f) of the 1993 Stock Incentive Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety to provide as follows:

      "(f)     Governing Law.  The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the State of Delaware."


                               Adopted by the Board of Directors
                               on February 11, 1998

                AMENDMENT NO. 7 TO THE 1993 STOCK INCENTIVE PLAN
                             OF MAPINFO CORPORATION

         The first sentence of Subsection 5(a) of the 1993 Stock Incentive Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

         "Subject to adjustment under subsection (b) below, Awards may be made under the Plan for up to 1,925,000 shares of Common Stock."

                           Adopted by the Board of Directors
                           on November 23, 1999

                                                                      Appendix B
                                                                      ----------


                               MapInfo Corporation
                        1993 Employee Stock Purchase Plan
                        ---------------------------------

         The purpose of this Plan is to provide eligible employees of MapInfo Corporation (the "Company") and certain of its subsidiaries with opportunities to purchase shares of the Company's common stock, $.002 par value per share (the "Common Stock"). 100,000 shares of Common Stock in the aggregate have been approved for this purpose.

         1. Administration. The Plan will be administered by the Company's Board of Directors (the "Board") or by a Committee appointed by the Board (the "Committee"). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

         2. Eligibility. Participation in the Plan will neither be permitted nor denied contrary to the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder. All employees of the Company, including Directors who are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a "Designated Subsidiary"), are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Common Stock under the Plan provided that:

                  (a) they are regularly employed by the Company or a Designated Subsidiary for more than 20 hours a week and for more than five months in a calendar year; and

                  (b) they have been employed by the Company or a Designated Subsidiary for at least three months (or such number of days as may be determined by the Board of Directors or Committee) prior to enrolling in the Plan; and

                  (c) they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

         No employee may be granted an option hereunder if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.

         3. Offerings. The Company will make one or more offerings ("Offerings") to employees to purchase stock under this Plan. Offerings will begin on such dates as may be determined by the Board of Directors or the Committee (the "Offering Commencement Dates"). Each Offering Commencement Date will begin an approximately six-month period (a "Plan Period") during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan Period. The Board or the Committee may, at its discretion, choose different Plan Periods of twelve (12) months or less for Offerings.

         4. Participation. An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the employee's appropriate payroll office at least seven days prior to the applicable Offering Commencement Date. The form will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee files a new form or withdraws from the Plan, his deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the Plan remains in effect. The term "Compensation" means the amount of money reportable on the employee's Federal Income Tax Withholding Statement, excluding, to the extent determined by the Board or the Committee, overtime, shift premium, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances for travel expenses, income or gains on the exercise of Company stock options or stock appreciation rights, and similar items, whether or not shown on the employee's Federal Income Tax Withholding Statement, and including, in the case of salespersons, sales commissions to the extent determined by the Board or the Committee.

         5. Deductions. The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction up to a maximum of 10% of the Compensation he or she receives during the Plan Period or such shorter period during which deductions from payroll are made, subject to such lesser maximum rate as may be determined by the Board of Directors or Committee prior to the applicable Offering Commencement Date. Subject to the foregoing, payroll deductions may be at the rate of 1%, 2%, 3%, 4%, 5%, 6%, 7%, 8%, 9% or 10% of Compensation.

         No employee may be granted an Option (as defined in Section 9) which permits his rights to purchase Common Stock under this Plan and any other stock purchase plan of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000 of fair market value of such Common Stock (determined at the Offering Commencement Date of the Plan Period) for each calendar year in which the Option is outstanding at any time.

         6. Deduction Changes. An employee may decrease or discontinue his payroll deduction once during any Plan Period, by filing a new payroll deduction authorization form. However, an employee may not increase his payroll deduction during a Plan Period. If an employee elects to discontinue his payroll deductions during a Plan Period, but does not elect to withdraw his funds pursuant to Section 8 hereof, funds deducted prior to his election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined below).

         7. Interest. Interest will not be paid on any employee accounts, except to the extent that the Board or its Committee, in its sole discretion, elects to credit employee accounts with interest at such per annum rate as it may from time to time determine.

         8. Withdrawal of Funds. An employee may at any time prior to the close of business on the last business day in a Plan Period and for any reason permanently draw out the balance accumulated in the employee's account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period. The employee may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee, except that employees who are also directors or officers of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules promulgated there under may not participate again for a period of at least six months as provided in Rule 16b-3(d)(2)(i) or any successor provision.

         9. Purchase of Shares. On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an option ("Option") to purchase on the last business day of such Plan Period (the "Exercise Date"), at the Option Price hereinafter provided for, such number of whole shares of Common Stock of the Company reserved for the purposes of the Plan as does not exceed the number of shares determined by dividing 15% of such employee's annualized Compensation for the immediately prior six-month period by the price determined in accordance with the formula set forth in the following paragraph but using the closing price on the Offering Commencement Date of such Plan Period.

         The purchase price for each share purchased will be 85% of the closing price of the Common Stock on (i) the first business day of such Plan Period or
(ii) the Exercise Date, whichever closing price shall be less. Such closing price shall be (a) the closing price on any national securities exchange on which the Common Stock is listed, or (b) the closing price of the Common Stock on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or (c) the average of the closing bid and asked prices in the over-the-counter-market, whichever is applicable, as published in The Wall Street Journal. If no sales of Common Stock were made on such a day, the price of the Common Stock for purposes of clauses (a) and (b) above shall be the reported price for the next preceding day on which sales were made.

         Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of full shares of Common Stock reserved for the purpose of the Plan that his accumulated payroll deductions on such date will pay for pursuant to the formula set forth above (but not in excess of the maximum number determined in the manner set forth above).

         Any balance remaining in an employee's payroll deduction account at the end of a Plan Period will be automatically refunded to the employee, except that any balance which is less than the purchase price of one share of Common Stock will be carried forward into the employee's payroll deduction account for the following Offering, unless the employee elects not to participate in the following Offering under the Plan, in which case the balance in the employee's account shall be refunded.

         10. Issuance of Certificates. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, or in the name of the employee and another person of legal age as joint tenants with rights of survivorship.

         11. Rights on Retirement, Death, or Termination of Employment. In the event of a participating employee's termination of employment prior to the last business day of a Plan Period, no payroll deduction shall be taken from any pay due and owing to an employee and the balance in the employee's account shall be paid to the employee or, in the event of the employee's death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law) or (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee's estate or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed shall cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment for the purposes of this Plan.

         12. Optionees Not Stockholders. Neither the granting of an Option to an employee nor the deductions from his pay shall constitute such employee a stockholder of the shares of Common Stock covered by an Option under this Plan until such shares have been purchased by and issued to him.

         13. Rights Not Transferable. Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

         14. Application of Funds. All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.

         15. Adjustment in Case of Changes Affecting Common Stock. In the event of a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for this Plan, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

         16. Merger. If the Company shall at any time merge or consolidate with another corporation and the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 80% by voting power of the capital stock of the surviving corporation ("Continuity of Control"), the holder of each Option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger, and the Committee shall take such steps in connection with such merger as the Committee shall deem necessary to assure that the provisions of Paragraph 15 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder.

         In the event of a merger or consolidation of the Company with or into another corporation which does not involve Continuity of Control, or of a sale of all or substantially all of the assets of the Company while unexercised Options remain outstanding under the Plan, (a) subject to the provisions of clauses (b) and (c), after the effective date of such transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of such transaction; or (b) all outstanding Options may be cancelled by the Board or the Committee as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participating employees; or (c) all outstanding Options may be cancelled by the Board or the Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full based on payroll deductions then credited to his account as of a date determined by the Board or the Committee, which date shall not be less than ten (10) days preceding the effective date of such transaction.

         17. Amendment of the Plan. The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the shareholders of the Company is required by Section 423 of the Code or by Rule 16b-3 under the Exchange Act, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 16 of the Exchange Act and the rules promulgated thereunder, as in effect from time to time, or Section 423 of the Code.

         18. Insufficient Shares. In the event that the total number of shares of Common Stock specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot, in such manner as it may determine, the shares then available.

         19. Termination of the Plan. This Plan may be terminated at any time by the Board. Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded.

         20. Governmental Regulations. The Company's obligation to sell and deliver Common Stock under this Plan is subject to listing on a national stock exchange or quotation on the NASDAQ and the approval of all governmental authorities required in connection with the authorization, issuance, or sale of such stock.

         The Plan shall be governed by New York law except to the extent that such law is preempted by federal law.

         The Plan is intended to comply with the provisions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. Any provision inconsistent with such Rule shall to that extent be inoperative and shall not affect the validity of the Plan.

         21. Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

         22. Notification upon Sale of Shares. Each employee agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

         23. Effective Date and Approval of Shareholders. The Plan shall take effect upon the closing of the initial public offering of Common Stock of the Company, subject to approval by the shareholders of the Company as required by Rule 16b-3 under the Exchange Act and by Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.

                      Adopted by the Board of Directors on
                      November 23, 1993


                      Approved by the stockholders on
                      December 8, 1993

           AMENDMENT NO. 1 TO THE 1993 EMPLOYEE STOCK PURCHASE PLAN OF
                               MAPINFO CORPORATION


The first sentence of Subsection 3(b) "Shares Available; Offerings" of the 1993 Employee Stock Purchase Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

"The total number of shares issuable under the Plan is limited to 200,000 shares of Common Stock (subject to adjustment in the event of any changes of outstanding shares of Common Stock by reason of stock dividends, recapitalizations, mergers, or in the event of any other change affecting Common Stock.)"

                                            Adopted by the Board of Directors on
                                            November 12, 1996

                                            Adopted by the Stockholders on
                                            February 13, 1997

           AMENDMENT NO. 2 TO THE 1993 EMPLOYEE STOCK PURCHASE PLAN OF
                              MAP INFO CORPORATION


The second paragraph of Section 20 - "Governmental Regulations " of the 1993 Employee Stock Purchase Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, to provide as follows:

"The Plan shall be governed by Delaware law except to the extent that such law is preempted by federal law."


                          Adopted by the Board of Directors on
                          February 11, 1998

           AMENDMENT NO. 3 TO THE 1993 EMPLOYEE STOCK PURCHASE PLAN OF
                               MAPINFO CORPORATION


The first sentence of Subsection 3(b) "Shares Available; Offerings" of the 1993 Employee Stock Purchase Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

"The total number of shares issuable under the Plan is limited to 300,000 shares of Common Stock (subject to adjustment in the event of any changes of outstanding shares of Common Stock by reason of stock dividends, recapitalizations, mergers, or in the event of any other change affecting Common Stock.)"

                                            Adopted by the Board of Directors on
                                            January 30, 1998

                                            Adopted by the Stockholders on
                                            February 25, 1998

           AMENDMENT NO. 4 TO THE 1993 EMPLOYEE STOCK PURCHASE PLAN OF
                               MAPINFO CORPORATION


The first sentence of Subsection 3(b) "Shares Available; Offerings" of the 1993 Employee Stock Purchase Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

"The total number of shares issuable under the Plan is limited to 400,000 shares of Common Stock (subject to adjustment in the event of any changes of outstanding shares of Common Stock by reason of stock dividends, recapitalizations, mergers, or in the event of any other change affecting Common Stock.)"

                                            Adopted by the Board of Directors on
                                            November 14, 1998

                                            Adopted by the Stockholders on
                                            February 24, 1999

           AMENDMENT NO. 5 TO THE 1993 EMPLOYEE STOCK PURCHASE PLAN OF
                               MAPINFO CORPORATION


The first sentence of Subsection 3(b) "Shares Available; Offerings" of the 1993 Employee Stock Purchase Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

"The total number of shares issuable under the Plan is limited to 450,000 shares of Common Stock (subject to adjustment in the event of any changes of outstanding shares of Common Stock by reason of stock dividends, recapitalizations, mergers, or in the event of any other change affecting Common Stock.)"

                                            Adopted by the Board of Directors on
                                            November 23, 1999

                                                                      Appendix C
                                                                      ----------

                               MapInfo Corporation

                         1993 Director Stock Option Plan
                         -------------------------------


         1.       Purpose

                  The purpose of this 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation (the "Company") is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

         2.       Administration

                  The Board of Directors shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic in accordance with Section 5. However, all questions of interpretation of the Plan or of any options issued under it shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan.

         3.       Participation in the Plan

                  Directors of the Company who are not employees of the Company or any subsidiary of the Company shall be eligible to participate in the Plan.

         4.       Stock Subject to the Plan

                  (a) The maximum number of shares which may be issued under the Plan shall be 20,000 shares of the Company's Common Stock, par value $.002 per share ("Common Stock"), subject to adjustment as provided in Section 9 of the Plan.

                  (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Plan.

                  (c) All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended to date and as it may be amended from time to time (the "Code").

         5.       Terms, Conditions and Form of Options

                  Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

                  (a) Option Grants. On the date of each annual meeting of stockholders of the Company, the Company shall grant to each eligible director an option for such number of shares of Common Stock equal to $20,000 divided by the option exercise price per share for each such option (the "Annual Option").

                  (b) Option Exercise Price. The option exercise price per share for each option granted under the Plan shall equal (i) the last reported sales price per share of the Company's Common Stock on the NASDAQ National Market System (or, if the Company is traded on a nationally recognized securities exchange on the date of grant, the reported closing sales price per share of the Company's Common Stock by such exchange) on the date of grant (or if no such price is reported on such date such price as reported on the nearest preceding day) or (ii) if the Common Stock is not traded on NASDAQ or an exchange, the fair market value per share on the date of grant as most recently determined by the Board of Directors.

                  (c) Options Non-Transferable. Each option granted under the Plan by its terms shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the optionee only by him. No option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

                  (d) Exercise Period. Each Annual Option shall become exercisable at the end of nine years and nine months after the date of grant, provided that such option shall become exercisable one year after the date of grant if the director has attended during such year at least 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees on which he then served. In the event an optionee ceases to serve as a director, each such option may be exercised by the optionee (or, in the event of his death, by his administrator, executor or heirs), at any time within 12 months after the optionee ceases to serve as a director, to the extent such option was exercisable at the time of such cessation of service. Notwithstanding the foregoing, no option shall be exercisable after the expiration of ten years from the date of grant.

                  (e) Exercise Procedure. Options may be exercised only by written notice to the Company at its principal office accompanied by (i) payment in cash of the full consideration for the shares as to which they are exercised or (ii) an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price.

         6.       Assignments

                  The rights and benefits of participants under the Plan may not be assigned, whether voluntarily or by operation of law, except as provided in
Section 5(d).

         7.       Effective Date

                  The Plan shall become effective immediately upon its adoption by the Board of Directors, but all grants of options shall be conditional upon the approval of the Plan by the stockholders of the Company within 12 months after adoption of the Plan by the Board of Directors.

         8.       Limitation of Rights

                  (a) No Right to Continue as a Director. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time.

                  (b) No Stockholders' Rights for Options. An optionee shall have no rights as a stockholder with respect to the shares covered by his options until the date of the issuance to him of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 9) for which the record date is prior to the date such certificate is issued.

         9.       Changes in Common Stock

                  (a) If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan and (iii) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. No fractional shares will be issued under the Plan on account of any such adjustments.

                  (b) In the event that the Company is merged or consolidated into or with another corporation (in which consolidation or merger the stockholders of the Company receive distributions of cash or securities of another issuer as a result thereof), or in the event that all or substantially all of the assets of the Company are acquired by any other person or entity, or in the event of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding options, either (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or successor corporation (or an affiliate thereof), or (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such merger, consolidation, acquisition, reorganization or liquidations unless exercised by the optionee within a specified number of days following the date of such notice.

    10.  Amendment of the Plan

                  The Board of Directors may suspend or discontinue the Plan or review or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company no revision or amendment shall change the number of shares subject to the Plan (except as provided in Section
9), change the designation of the class of directors eligible to receive options, or materially increase the benefits accruing to participants under the Plan. The Plan may not be amended more than once in any six-month period.

    11.  Governing Law

                  The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New York.




                                               Adopted by the Board of Directors
                                               on November 23, 1993

                                               Approved by the stockholders
                                               on December 8, 1993

             AMENDMENT NO. 1 TO THE 1993 DIRECTOR STOCK OPTION PLAN

                             OF MAPINFO CORPORATION


         The first sentence of Subsection 5(a) of the 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety to provide as follows:

         "(a) Option Grants. On the date of each annual meeting of stockholders of the Company, the Company shall grant to each eligible director an option for such number of shares of Common Stock equal to $40,000 divided by the option exercise price per share for each stock option (the "Annual Option")."

                                Adopted by the Board of Directors
                                on December 9, 1994

                                Approved by the stockholders
                                on January 20, 1995

             AMENDMENT NO. 2 TO THE 1993 DIRECTOR STOCK OPTION PLAN

                             OF MAPINFO CORPORATION


         The first sentence of Subsection 5(a) of the 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

         "(a) Option Grants. On the date of each annual meeting of stockholders of the Company, the Company shall grant to each eligible director an option for 3,000 shares of Common Stock (the "Annual Option")."

                               Adopted by the Board of Directors
                               on December 19, 1995

                               Approved by the Stockholders on
                               February 2, 1996

             AMENDMENT NO. 3 TO THE 1993 DIRECTOR STOCK OPTION PLAN

                             OF MAPINFO CORPORATION


         Subsection 4(a) of the 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

         "(a) The maximum number of shares which may be issued under the Plan shall be 50,000 shares of the Company's Common Stock, par value $.002 per share ("Common Stock"), subject to adjustment as provided in Section 9 of the Plan."

         The first sentence of Subsection 5(a) of the Plan is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

         "(a) Option Grants. On the date of each annual meeting of stockholders of the Company, the Company shall grant to each eligible director an option for 5,000 shares of Common Stock (the "Annual Option")."


                               Adopted by the Board of Directors
                               on November 12, 1996

                               Approved by the Stockholders on
                               March 20, 1997

             AMENDMENT NO. 4 TO THE 1993 DIRECTOR STOCK OPTION PLAN

                             OF MAPINFO CORPORATION


         Section 5(c) of the 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety to provide as follows:

         "(c) Options Non-Transferable. Except as otherwise provided in the option agreement evidencing the option grant, each option granted under the Plan shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the optionee only by him."

         Section 10 of the Plan is hereby amended and restated in its entirety to read as follows:

         "10. Amendment of the Plan. The Board of Directors may at any time, and from time, modify, terminate or amend the Plan in any respect, except that if at any time the approval of the stockholders of the Company is required as to such modification or amendment under any applicable tax or regulatory requirement, the Board of Directors may not effect such modification or amendment without such approval."


                           Adopted by the Board of Directors
                           on December 9, 1996

             AMENDMENT NO. 5 TO THE 1993 DIRECTOR STOCK OPTION PLAN

                             OF MAPINFO CORPORATION


         Section 11 of the 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety to provide as follows:

         "11.     Governing Law

         The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware."

                               Adopted by the Board of Directors
                               on February 11, 1998

             AMENDMENT NO. 6 TO THE 1993 DIRECTOR STOCK OPTION PLAN

                             OF MAPINFO CORPORATION


         Subsection 4(a) of the 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

         "(a) The maximum number of shares which may be issued under the Plan shall be 80,000 shares of the Company's Common Stock, par value $.002 per share ("Common Stock"), subject to adjustment as provided in Section 9 of the Plan."



                               Adopted by the Board of Directors
                               on November 14, 1998

                               Approved by the Stockholders on
                               February 24, 1999

             AMENDMENT NO. 7 TO THE 1993 DIRECTOR STOCK OPTION PLAN

                             OF MAPINFO CORPORATION


         Subsection 4(a) of the 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

         "(a) The maximum number of shares which may be issued under the Plan shall be 110,000 shares of the Company's Common Stock, par value $.002 per share ("Common Stock"), subject to adjustment as provided in Section 9 of the Plan."



                           Adopted by the Board of Directors
                           on November 23, 1999

                                                                      Appendix D
                                                                      ----------

                                      PROXY

                               MAPINFO CORPORATION

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                 Annual Meeting of Stockholders - March 7, 2000


The undersigned, revoking all prior proxies, hereby appoint(s) Michael D. Marvin and John C. Cavalier, or either or any of them with full power of substitution, as proxies for the undersigned to act and vote at the 2000 Annual Meeting of Stockholders of MapInfo Corporation and at any adjournments thereof as indicated upon all matters referred to on the reverse side and described in the Proxy Statement for the Meeting, and in their discretion, upon any other matters which may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THE PROXIES SHALL VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES AND FOR PROPOSALS 2, 3, 4 AND 5.

[ SEE REVERSE ]                                                 [ SEE REVERSE ]
[     SIDE    ]   CONTINUED AND TO BE SIGNED ON REVERSE SIDE    [     SIDE    ]

[X] Please mark votes as in this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES AND FOR PROPOSALS 2-5.

                                                                                                         FOR    AGAINST   ABSTAIN
1.  Election of Directors                                   2.  Approval of an amendment to the
    NOMINEES: (01) Laszlo C. Bardos, (02) John C. Cavalier      Company's 1993 Stock Incentive
    (03) Michael D. Marvin, (04) George C. McNamee and          Plan, as set forth in the
    (05) James A. Perakis                                       accompanying Proxy Statement             [_]      [_]       [_]


     For                             Withheld               3.  Approval of an amendment to the
     All      [_]            [_]     From All                   Company's 1993 Employee Stock
   Nominees                          Nominees                   Purchase Plan, as set forth in the
                                                                accompanying Proxy Statement             [_]      [_]       [_]


                                                            4.  Approval of an amendment to the
                                                                Company's 1993 Director Stock
                                                                Option Plan, as set forth in the
    [_] _____________________________________                   Accompanying Proxy Statement             [_]      [_]       [_]
        For all nominees except as noted above

                                                            5.  Ratification of appointment of
                                                                independent public accountants           [_]      [_]       [_]



                                                                Mark Here For              Mark Here If
                                                                Address Change             You Plan to
                                                                and Note At Left  [_]      Attend the Meeting  [_]


                                                            NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator trustee or guardian, please give full title as such. If a corporation please sign in full corporate name by an authorized officer.
                                                            If a partnership, please sign in the partnership name by an authorized person.

Signature:                                Date:             Signature:                                       Date:
          -------------------------------      --------               ---------------------------------------      --------



VOTE BY TELEPHONE                                 VOTE BY INTERNET
-----------------                                 ----------------
It's fast, convenient and immediate!              It's fast, convenient and your vote is immediately
Call Toll-Free on a Touch-Tone Phone              confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683).

Follow these four easy steps:                     Follow these four easy steps:

1. Read the accompanying Proxy Statement and      1. Read the accompanying Proxy Statement and
   Proxy Card.                                       Proxy Card.

2. Call the toll-free number                      2. Go to the Website
   1-877-PRX-VOTE (1-877-779-8683). For              http://www.eproxyvote.com/maps
   shareholders residing outside the United
   States call collect on a touch-tone phone      3. Enter your 14-digit Voter Control Number
   1-201-536-8073.                                   located on your Proxy Card above your name.

3. Enter your 14-digit Voter Control Number       4. Follow the instructions provided.
   located on your Proxy Card above your name.

4. Follow the recorded instructions.

YOUR VOTE IS IMPORTANT!                           YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!                      Go to http://www.eproxyvote.com/maps anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR
INTERNET